Acquisitions	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions
5.	Acquisitions

Marcellus JV Buy-In

Prior to the completion of the Marcellus JV Buy-In, the Company accounted for its 50% equity interest in the Marcellus joint venture under the equity method of accounting. Immediately prior to the completion of the Marcellus JV Buy-In, the fair value of the existing equity in the Marcellus joint venture was approximately $250.6 million. The acquisition date fair value of the existing equity investment was based on an income approach. The income approach, considered to be a Level 3 fair value method, calculated the present value of the future cash flows related to the natural gas properties as of the date of the transaction, utilizing a discount rate based upon market participant assumptions, natural gas strip prices as of the date of the transaction, and a decline curve consistent with our geographic peers. As a result of the Marcellus JV Buy-In, the Company was required to remeasure its equity investment at fair value, which resulted in a non-recurring gain of approximately $203.6 million during the nine months ended September 30, 2014. Based on valuations performed as of the acquisition date, the natural gas properties had a fair value of approximately $343.0 million. The acquisition consolidated the resources of the Company and the Marcellus joint venture, which enables management to optimize and prioritize the development of their combined natural gas properties. The management team of the Company historically served as the management team of the Marcellus joint venture, providing it with familiarity with its assets and operations. As a result of these factors, the excess purchase price over net assets and liabilities assumed of $338.0 million was allocated to goodwill.

The purchase price allocation and resulting impact on the corresponding condensed consolidated balance sheet relating to the Marcellus JV Buy-In is as follows:

(in thousands)
Financial assets	$34,242
Proved natural gas properties, net	288,000
Unproved natural gas properties	55,000
Goodwill	338,036
Financial liabilities	(49,313)
Long-term debt	(75,400)
Deferred tax liability	(17,933)

Total identifiable net assets	$572,632

Cash paid for acquisitions	$100,000
Fair value of equity issued	222,000
Fair value of pre-existing equity investment	250,632

Total consideration	$572,632

Subsequent to the completion of the Marcellus JV Buy-In and excluding the related gain of $203.6 million recorded at January 29, 2014, the 100%-owned Marcellus joint venture contributed the following to the Company’s consolidated operating results for the three and nine months ended September 30, 2014:

(in thousands)	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014
Revenue	$30,689	$103,290
Net income	$12,008	$57,419

Pro Forma Information (Unaudited)

The following unaudited pro forma combined financial information presents the Company’s results as though the Marcellus JV Buy-In had been completed at January 1, 2014 and January 1, 2013, respectively.

(in thousands, except per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Pro forma net revenues	$79,127	$42,959	$273,480	$123,676
Pro forma net loss	$(6,862)	$(29,088)	$(83,794)	$(1,540)
Pro forma loss per share (basic)	$(0.05)	$(0.33)	$(0.65)	$(0.02)
Pro forma loss per share (diluted)	$(0.05)	$(0.33)	$(0.65)	$(0.02)

Momentum Acquisition

On February 12, 2014, the Company, through its indirect wholly-owned subsidiary Rice Poseidon Midstream LLC, a Delaware limited liability company (“Rice Poseidon”), entered into a purchase and sale agreement with M3 Appalachia Gathering LLC, a Delaware limited liability company (“M3”), to acquire (the “Momentum Acquisition”) certain gas gathering assets in eastern Washington and Greene Counties, Pennsylvania. On April 17, 2014, the Company completed the Momentum Acquisition for aggregate consideration of approximately $111.4 million (the “Purchase Price”). The Company funded the Purchase Price with cash on hand.

As of September 30, 2014, $48.9 million of the Purchase Price was allocated to intangible assets related to customer contracts on the condensed consolidated balance sheets and the remaining balance was recorded to proved and unproved natural gas properties. The customer contracts are amortized over 30 years using a straight line method and amortization expense recorded in the condensed consolidated statements of operations for the three and nine months ended September 30, 2014 was $0.4 million and $0.7 million, respectively. The estimated annual amortization expense over the next five years is as follows: remainder of 2014—$0.4 million, 2015—$1.6 million, 2016—$1.6 million, 2017—$1.6 million, and 2018—$1.6 million.

The properties acquired in the Momentum Acquisition consist of a 28-mile, 6-16 inch gathering system in eastern Washington County, Pennsylvania, and permits and rights of way in Washington and Greene Counties, Pennsylvania, necessary to construct an 18-mile, 30 inch gathering system connecting the northern system to the Texas Eastern pipeline. The northern system is supported by long-term contracts with acreage dedications covering approximately 20,000 acres from third parties. Once fully constructed, the acquired systems are expected to have an aggregate capacity of over 1 billion cubic feet of natural gas per day.

Greene County Acquisition

On July 7, 2014, the Company entered into a definitive purchase and sale agreement to acquire 21,913 net acres and 12 developed Marcellus wells in southwestern Greene County, Pennsylvania from Chesapeake Appalachia, L.L.C. and its partners for approximately $329.5 million (the “Greene County Acquisition”). The purchase price was allocated to proved and unproved natural gas properties in the amounts of $151.3 million and $178.2 million, respectively. The transaction closed on August 1, 2014, with an effective date of February 1, 2014. The Company funded the Greene County Acquisition with cash on hand.

14.	Acquisitions

On December 31, 2012, the Company entered into a transaction to acquire certain producing shallow natural gas wells and unproved properties (the “Shallow-Well Acquisition”). Total firm consideration in the Shallow-Well Acquisition was approximately $10.0 million of which $3.3 million was paid to the seller in January 2013. An additional $1.0 million was paid to the seller as of December 31, 2013, reducing the notes payable. The remaining consideration will be transferred to the seller from 2014 to 2015. In addition to the firm consideration, the seller has the right to participate in the development of the unproved properties and the Company is responsible for funding $3.7 million of these activities. The Company has recorded the $10.0 million purchase price with the offset to proved and unproved properties.